SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------



                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of report (Date of earliest event reported)  November 30, 1998



                                  N'TANDEM TRUST
                 (Exact Name of Registrant as Specified in Charter)



   CALIFORNIA                           0-21470                   33-610944499
(State of Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File Number)           Identification No.)



6430 SOUTH QUEBEC STREET, ENGLEWOOD, COLORADO                        80111
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (303) 741-3707

         In its Current Report on Form 8-K filed on December 14, 1998, N'Tandem Trust ("N'Tandem" or the "Trust") announced the acquisition of three manufactured home communities, the Suburban Manufactured Home Community, the Southern Mobile Home Community and the Lexington Manufactured Home Community. Set forth below are certain financial statements relating to the acquired mobile home communities and pro forma financial information for the Trust.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements:

                  The Audited Historical Summary of Revenues and Direct Operating Expenses for Lexington Manufactured Home Community and Suburban Manufactured Home Community for the year ended December 31, 1997.

                  The  Audited   Historical   Summary  of  Revenues  and  Direct
                  Operating Expenses for Southern Mobile Home Community for the year ended December 31, 1997.

(b)      Pro Forma Financial Information:

                  Pro Forma Condensed Statements of Operations of the Trust for the nine months ended September 30, 1998 and for the year ended December 31, 1997 (Unaudited).

                  Pro Forma Condensed Balance Sheet of the Trust as of September 30, 1998 (Unaudited).





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: February 10, 1999                             N'TANDEM TRUST





                                                     By:  /s/  Gary P. McDaniel
                                                     ---------------------------
                                                          Gary P. McDaniel
                                                          Trustee

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Lexington Estates and Suburban Estates (the "Properties") for the year ended December 31, 1997. The Historical Summary is the responsibility of the Properties' owners. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by the owners, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in Note 2 of the Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP

Denver, Colorado
February 8, 1999

  LEXINGTON MANUFACTURED HOME COMMUNITY AND SUBURBAN MANUFACTURED HOME COMMUNITY
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                                    -------




                                                              For the Year Ended
                                                                December 31,1997

Revenues:
  Rental and utilities                                              $657,351
  Other                                                               22,338
                                                                     679,689
Direct Operating Expenses:
  On-site operating                                                   42,593
  Real estate taxes                                                   23,204
  Utilities                                                           85,794
  Repairs and maintenance                                             74,032
  Other                                                               67,342
                                                                   ----------
                                                                     292,965

Revenues in excess of direct operating expenses                     $386,724
                                                                    ========













                    The  accompanying  notes are an integral  part of
                              this financial statement.

  LEXINGTON MANUFACTURED HOME COMMUNITY AND SUBURBAN MANUFACTURED HOME COMMUNITY
                     NOTES TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------

1.    BUSINESS:

       The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Lexington Estates and Suburban Estates. The properties are located in the state of Maryland. These properties were acquired by N'Tandem Trust in December 1998. Lexington Estates and Suburban Estates include a combined total of 211 sites.


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BASIS OF PRESENTATION

        The accounts of Lexington Estates and Suburban Estates are combined in the statement of revenues and direct operating expenses. The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired properties have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs not directly related to the future operations of the properties.

        REVENUE RECOGNITION

        Rental income attributable to residential leases is recorded when due from tenants.

        ESTIMATES

        The preparation of the financial  statement requires  management to make
        estimates  and  assumptions.   Actual  results  could  differ  from  the
        estimates included in the financial statement.

3.     RELATED PARTY:

        Certain owners and members of the management of Pascal-Turner LTD., the manager of Lexington Estates and Suburban Estates, also had ownership interests in Lexington Estates and Suburban Estates or had loaned money to those entities prior to the acquisition by N'Tandem. An affiliate of one of the owners of Pascal-Turner LTD. also had an outstanding loan at December 31, 1997. Pursuant to a management agreement with N'Tandem, Pascal-Turner LTD. will receive 5% of gross rental revenues as a management fee for services to be performed for Lexington Estates, Suburban Estates, and Southern Mobile Home Park.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Southern Mobile Home Community (the "Property") for the year ended December 31, 1997. The Historical Summary is the responsibility of the Property's owners. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by the owners, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in Note 2 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP

Denver, Colorado
February 8, 1999

                         SOUTHERN MOBILE HOME COMMUNITY
                         HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------




                                                             For the Year Ended
                                                             December 31, 1997

Revenues:
  Rental and utilities                                                 $431,957
  Other                                                                  12,304
                                                                        444,261

Direct Operating Expenses:
  On-site operating                                                      39,833
  Utilities                                                              97,141
  Real estate taxes                                                      27,713
  Repairs and maintenance                                                33,584
  Other                                                                  38,907
                                                                       --------
                                                                        237,178

Revenues in excess of direct operating expenses                        $207,083
                                                                       ========














                     The  accompanying  notes are an integral  part of
                                   this financial statement.

                         SOUTHERN MOBILE HOME COMMUNITY
                     NOTES TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------



1.    BUSINESS:

       The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Southern Mobile Home Park. The property is located in the state of Maryland. The property was acquired by N'Tandem Trust in November 1998. Southern Mobile Home Park includes 201 sites.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BASIS OF PRESENTATION

        The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs not directly related to the future operations of the property.

        REVENUE RECOGNITION

        Rental income attributable to residential leases is recorded when due from tenants.

        ESTIMATES

        The preparation of the financial  statement requires  management to make
        estimates  and  assumptions.   Actual  results  could  differ  from  the
        estimates included in the financial statement.

                                 N' TANDEM TRUST
                         Pro Forma  Condensed  Statements of
                  Operations  For the nine months ended  September  30,
                       1998 and the year ended December 31, 1997


        The following unaudited pro forma condensed statements of operations have been presented as if the acquisitions of the Suburban and Southern portfolios and the related financing had been completed as of January 1, 1997. The unaudited pro forma condensed statements of operations and related notes should be read in conjunction with N' Tandem Trust's, formerly known as Windsor Real Estate Investment Trust 8, ("N'Tandem" or the "Trust") audited financial statements that are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of operations are not necessarily indicative of what actual results of operations of the Trust would have been had the acquisitions occurred on January 1, 1997 nor does it represent the results of operations of the Trust for future periods.


                                 N'Tandem Trust
                   Pro Forma Condensed Statement of Operations
                                   (Unaudited)


                                                                For the Nine Months Ended September 30,1998

                                                  N'Tandem           Suburban         Southern          Pro Forma        N'Tandem
                                                 Historical        Acquisition      Acquisition        Adjustments       Pro Forma
                                                  (Note 1)           (Note 2)         (Note 2)          (Note 3)

Revenues:
     Rent and utilities                           $1,146,000             $511,971        $321,619                        $1,979,590
     Equity losses on joint
      ventures and limited partnerships              (22,100)                                                              (22,100)

    Interest                                          1,400                                                                   1,400
     Other                                           13,300                14,814           9,296                            37,410

                                              ------------------ ----------------- --------------- -------------------- -----------
                                                   1,138,600              526,785         330,915                         1,996,300
                                              ------------------ ----------------- --------------- -------------------- -----------

Expenses:
     Property operating                               552,700             220,490         191,188      $ 50,016 d, e      1,014,394
     Interest                                         387,000                                           326,484 a           713,484
     Depreciation                                     259,900                                           182,400 b           442,300
     Advisory fee                                     102,900                                            45,750 c           148,650
     General and administrative:
          Related parties                              19,000                                                                19,000
          Other                                        48,200                                                                48,200

                                              ------------------ ----------------- --------------- -------------------- -----------
                                                    1,369,700             220,490         191,188                         2,386,028
                                                                                                        604,650
                                              ------------------ ----------------- --------------- -------------------- -----------

                                              ================== ================= =============== ==================== ===========
Net income (loss)                                  $ (231,100)           $306,295        $139,727     $(604,650)        $ (389,728)
                                              ================== ================= =============== ==================== ===========

Preferred dividends paid                             (110,400)                                                            (110,400)

                                              ================== ================= =============== ==================== ===========
Net income (loss) attributed to
     common shares                                 $ (341,500)           $306,295        $139,727     $(604,650)        $ (500,128)
                                              ================== ================= =============== ==================== ===========

Basic and diluted loss per
     common share                                    $ (3.31)                                                             $ (4.85)
                                              ==================                                                        ===========

Dividends per common share                            $ 0.93                                                              $  0.93
                                              ==================                                                        ===========


                       The  accompanying  notes are an integral  part of the pro
                                   forma condensed financial statements.


                                 N'Tandem Trust
                   Pro Forma Condensed Statement of Operations
                                   (Unaudited)


                                                                    For the Year Ended December 31, 1997

                                                  N'Tandem           Suburban         Southern         Pro Forma           N'Tandem
                                                 Historical        Acquisition      Acquisition       Adjustments         Pro Forma
                                                  (Note 1)           (Note 2)         (Note 2)          (Note 3)           (Note 3)

Revenues:
     Rent and utilities                              $956,100            $657,351        $431,957                        $2,045,408
     Equity losses on joint
     ventures and limited partnerships                (30,600)                                                             (30,600)


     Interest                                           5,000                                                                 5,000

     Other                                             11,700              22,338          12,304                            46,342
                                              ------------------ ----------------- --------------- ------------------- ------------
                                                      942,200             679,689         444,261                         2,066,150
                                              ------------------ ----------------- --------------- ------------------- ------------

Expenses:
     Property operating                               456,800             292,965         237,178       $ 65,358 d, e     1,052,301
     Interest                                         227,700                                            435,313 a          663,013
     Depreciation                                     163,100                                            243,200 b          406,300
     Advisory fee                                      54,500                                             61,000 c          115,500
     General and administrative:
          Related parties                              29,800                                                                29,800

          Other                                        32,700                                                                32,700

                                              ------------------ ----------------- --------------- ------------------- ------------
                                                      964,600             292,965         237,178        804,871          2,299,614
                                              ------------------ ----------------- --------------- ------------------- ------------

                                              ================== ================= =============== =================== ============
Net income (loss)
                                                    $ (22,400)           $386,724        $207,083     $ (804,871)        $(233,464)
                                              ================== ================= =============== =================== ============

Preferred dividends paid                             (147,100)                                                            (147,100)

                                              ================== ================= =============== =================== ============
Net income (loss) attributed to
     common shares                                  $(169,500)           $386,724        $207,083     $ (804,871)        $(380,564)
                                              ================== ================= =============== =================== ============

Basic and diluted loss per
     common share                                   $  (1.88)                                                             $  (4.22)
                                              ==================                                                       ============

Dividends per common share                           $  1.50                                                               $  1.50

                                              ==================                                                       ============



                     The  accompanying  notes  are an  integral  part of the pro forma condensed financial statements.


                                 N' TANDEM TRUST
                        Pro Forma Condensed Balance Sheet
                            as of September 30, 1998

  The following unaudited pro forma condensed balance has been presented as if the acquisition of the Suburban Portfolio and the Southern Portfolio and the related financing had been completed on September 30, 1998. The unaudited pro forma condensed balance sheet should be read in conjunction with the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been had the acquisitions occurred on September 30, 1998 nor does it represent the future financial position of the Trust.


                                 N'Tandem Trust
                        Pro Forma Condensed Balance Sheet
                                   (Unaudited)


                                                                                        As of September 30, 1998

                                                                                N'Tandem             Suburban &
                                                                          Historical September        Southern             N'Tandem
                                                                                30, 1998            Acquisitions          Pro Forma

                                                                         ------------------------ ------------------ --------------
                              ASSETS                                            (Note 1)              (Note 4)

Property held for investment:
     Land                                                                         $3,501,300         $1,236,000        $ 4,737,300
     Buildings and improvements                                                    6,869,000          4,864,000         11,733,000
     Fixtures and equipment                                                           70,300                                70,300
                                                                         ------------------------ ------------------ --------------
                                                                                  10,440,600          6,100,000         16,540,600
Less accumulated depreciation                                                       (924,600)                             (924,600)
                                                                         ------------------------ ------------------ --------------
                                                                                   9,516,000          6,100,000         15,616,000

Investments in joint ventures and limited partnerships                               816,400                               816,400
Cash and cash equivalents                                                             95,300                                95,300
Deferred financing costs, net                                                         45,100                                45,100
Other assets                                                                         317,400                               317,400

                                                                         ======================== ================== ==============
Total Assets                                                                     $10,790,200        $ 6,100,000        $16,890,200
                                                                         ======================== ================== ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Debt                                                                         $7,051,500         $4,975,000         $12,026,500
     Accounts payable                                                                 15,300                                 15,300
     Accrued expenses                                                                442,700                                442,700
     Tenant deposits and other liabilities                                            44,100            850,000             894,100
     Due to Advisor and affiliates                                                   408,400            275,000             683,400
                                                                          ------------------------  ------------------ ------------

Total Liabilities                                                                  7,962,000          6,100,000          14,062,000

Shareholders' equity:
    Preferred shares of beneficial interest, no par value;
    unlimited shares authorized; 98,073 shares issued
    and outstanding                                                                2,121,700                              2,121,700
   Common shares of beneficial interest, no par value,
   unlimited shares authorized; 109,308 shares issued
   and outstanding                                                                 2,401,400                              2,401,400
   Cumulative net loss                                                              (296,100)                             (296,100)
   Cumulative distributions                                                       (1,398,800)                           (1,398,800)
                                                                          ------------------------  ------------------ ------------

                                                                                    2,828,200                             2,828,200

                                                                         ======================== ================== ==============
Total Liabilities and Shareholders' Equity                                        $10,790,200         $6,100,000       $ 16,890,200
                                                                         ======================== ================== ==============

                         The accompanying notes are an integral part of the pro forma condensed balance sheet.



                                  N'Tandem Trust
                Notes to CONDENSED Pro Forma FINANCIAL statements

1.      HISTORICAL FINANCIAL STATEMENTS:

        The historical financial  statements,  which are included in the Trust's
        Quarterly Report on Form 10-QSB and its Annual Report on Form 10-KSB as filed with the Commission, include the accounts of the Trust as of and for the nine months ended September 30, 1998 and the year ended December
        31, 1997, respectively.

2.     ACQUISITIONS - STATEMENTS OF OPERATIONS

       The revenues and expenses of the Suburban and Southern acquisitions included in the Trust's condensed pro forma financial statements for the nine months ended September 30, 1998 and the year ended December 31, 1997 reflect historical results for the two communities in the Suburban portfolio and the one community in the Southern portfolio for the period beginning January 1, 1997.

3.     PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

       The pro forma  adjustments  for the pro  forma  condensed  statements  of operations are as follows:


                                                                                    Nine Months Ended               Year Ended
                                                                                      September 30,                 December 31,
                                                                                          1998                          1997
                                                                                    -----------------           -------------------

       a.    Interest on $4,975,000 of mortgage  indebtedness payable to Chateau
             Communities, Inc., incurred at a weighted average rate of 8.75% for the period beginning January 1, 1997

                                                                                         $326,484                     $435,313

       b.       Depreciation of acquired properties based on an
                 average 20 year life                                                    $182,400                     $243,200

       c.       An advisory fee  representing  1% of the total purchase price of
                $6,100,000  payable to the  Trust's  advisor  pursuant to the N'
                Tandem advisory agreement                                                $ 45,750                      $61,000

       d.       Adjustment for related party management fees,  calculated as 1%
                of gross  rental  revenues  pursuant  to the  asset  management
                agreement with Chateau Communities, Inc.                                   $8,336                      $10,893

       e.       Adjustment for management fees to a  non-affiliated  management company, Pascal-Turner LTD., calculated  as 5% of gross rental
                revenues  pursuant to the management contract.                             $41,680                     $54,465


4.       ACQUISITIONS - BALANCE SHEET

       Amounts presented reflect the acquisition of two communities in the Suburban portfolio, occurring on December 2, 1998. The acquisition was financed through related party debt of $3,000,000, $500,000 in deferred acquisition payments and cash of $250,000. On November 30, 1998 the Trust acquired the Southern community through related party debt of $1,975,000, $350,000 in deferred acquisition payments and cash of $25,000. The $275,000 cash payments for the Suburban portfolio and the Southern community were financed through short-term borrowings from N'Tandem's Advisor and are reflected in the "Due to Advisor and affiliates" portion of the pro forma balance sheet as of September 30, 1998.